Nobilis Health Corp. Announces Intention to Restate Consolidated Financial Statements for Fiscal Year 2014
and for 2015 Interim Periods; Updates Delay in Filing of Third Quarter Financial Statements

MARKETWIRED January 5, 2016 – Houston, Texas. Nobilis Health Corp. (NYSE MKT: HLTH) (TSX: NHC) (“Nobilis” or the “Company”) today announced that the previously issued consolidated financial statements covering the Company’s fiscal year ended December 31, 2014 (including financial information contained therein for prior periods) and the consolidated financial statements for the fiscal quarters ended March 31, 2015 and June 30, 2015 (collectively, the “Restatement Reports”), and the financial statements for the periods covered by the Restatement Reports included in the Company’s Registration Statement on Form S-1 (File No. 333-206642) that was declared effective on October 27, 2015, require restatement and should no longer be relied upon. Accordingly, investors should no longer rely upon the Company’s previously-issued financial statements for these periods (or the financial information for comparable prior periods contained in such financial statements), any earnings releases relating to these periods, the auditors’ reports on those financial statements, and management’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2014. The Company intends to amend the Restatement Reports to correct the errors and file them with the Securities and Exchange Commission as soon as possible.

The financial statements for the Restatement Reports contain errors related to (1) accounting for warrants and options issued in the Company’s private placements in 2013, 2014 and 2015 and options granted to non-employees; (2) business combination accounting with respect to the Athas and First Nobilis transactions that occurred in December and September 2014, respectively; (3) reclassification of contingently redeemable noncontrolling interests to temporary equity; (4) share-based compensation matters; and (5) calculations of fully diluted shares outstanding for application of the treasury stock method, as more fully described below. Based on management’s preliminary assessment to date, the Company does not believe there will be any significant changes in revenue or Adjusted EBITDA for the periods covered by the Restatement Reports, except for approximately $700 thousand in additional reported revenue and an anticipated minor positive impact on Adjusted EBITDA for the three months ended March 31, 2015 and the six months ended June 30, 2015.

Based on our assessment to date, we expect the key impacts on our previously reported results for the relevant periods to be as follows:

  Accounting for warrants and options issued in private placements and options issued to non-employees as liabilities – The Company determined that FASB ASC 815-40-15-7I (“ASC 815-40”), Contracts in entities own equity, should have been applied to the accounting for warrants and options issued in private placements and for options issued to non-employees. This accounting would have resulted in the Company classifying warrants and options issued in connection with 2013, 2014 and 2015 private placements by the Company as liabilities rather than as stockholders’ equity. Similarly, this same accounting is applicable to stock options issued to non- employees once the performance conditions of such awards are completed. The Company first issued options to non-employees during the second quarter of 2014. Once recorded as liabilities, the warrants and options must be revalued each quarter with changes in their valuation reflected in earnings.

  The impact of the proper application of ASC 815-40 is a reclassification from equity to liabilities of $2.4 million during 2013 for warrants and options requiring liability classification and recognition of $442 thousand of income during 2013 for the decrease in the value of such liabilities from the date of issuance through year- end. The impact for 2014 of the proper application of ASC 815-40 is estimated to be a recognition of $3.7 million of expense for increases in the value of such liabilities through December 31, 2014 (including the effect of additional issuances and exercises of such instruments).

  At December 31, 2013, the warrant and stock option liabilities recognized for the proper application of ASC 815-40 in the Company’s balance sheet totaled $2.4 million. During the quarter ended March 31, 2014, $374 thousand of income was recognized for decreases in the value of such liabilities through March 31, 2014. During the three months ended June 30, 2014, $372 thousand of income was recognized for decreases in the value of such liabilities (a total of $746 thousand of income for the six months ended June 30, 2014).

  At December 31, 2014, the warrant and stock option liabilities recognized for the proper application of ASC 815-40 in the Company’s balance sheet totaled $6.7 million. During the quarter ended March 31, 2015, $3.4 million of expense was recognized for increases in the value of such liabilities through March 31, 2015. During the three months ended June 30, 2015, $1.7 million of income was recognized for decreases in the value of such liabilities (a total of $1.7 of expense for the six months ended June 30, 2015).

  Recognition of the full fair value of noncontrolling interests in the acquisition of First Nobilis as required by U.S. GAAP instead of at a pro-rata value permitted under IFRS – We initially adopted accounting principles generally accepted in the United States of America (“U.S. GAAP”) effective January 1, 2013 in connection with our filings made with the U.S. Securities & Exchange Commission for registration of our common stock under the Securities Exchange Act of 1934 in early 2015. Previously we prepared our financial statements under International Financial Reporting Standards (“IFRS”). The Company determined that FASB ASC 805, Business Combinations (“ASC 805”) was not properly applied in the initial adoption of U.S. GAAP by the Company and its application to the First Nobilis acquisition completed in September 2014. Under U.S. GAAP, noncontrolling interests should be measured at fair value on the acquisition date [ASC 805-20-30-1] whereas under IFRS these may be measured at their proportionate share of the recognized amount of the acquiree’s identifiable net assets [IFRS 3.19].

  The impact of the proper application of ASC 805 as of the date of acquisition (September 2014) is a reduction in noncontrolling interests of $2.0 million, a decrease in acquired intangible assets of $1.4 million and a decrease in recognized goodwill of $0.6 million, in each case beginning with the period ended September 30, 2014. Amortization expense recognized since the acquisition date will decrease by $15 thousand quarterly because of this change.

  Adjustments to the acquisition accounting for the Athas transaction – The Company determined that it did not properly apply ASC 805 in its initial accounting for the Athas acquisition completed in December 2014. The Company incorrectly used an earlier version of the report of the independent valuation firm that was later modified and, secondly, incorrectly gave recognition of Athas’ deferred rent as a liability in the acquisition accounting.

  Also, we expect to correct our accounting policies related to accounts receivable factoring activities which commenced with the Athas acquisition. Under ASC 310-10-25-3, factoring revenue is recognized over the period from purchase of the account receivable until its collection. Correction for these accounting policies affects the initial acquisition accounting for the Athas transaction because it included accounts receivable for transactions recognized before the factoring purchase date.

  The impact of the proper application of ASC 805 as of the date of acquisition is an increase in acquired intangible assets of $1.4 million, a reduction of liabilities of $260 thousand and a decrease in recognized goodwill of $1.7 million, in each case beginning with the period ended December 31, 2014. Amortization expense recognized since the acquisition date will increase by $15 thousand quarterly because of this change.

  The impact of the proper application of ASC 310-10-25-3 as of the date of acquisition is a decrease in acquired accounts receivable of $1.7 million, a reduction in accrued liabilities of $0.3 million and a corresponding net increase in goodwill of $1.4 million, in each case beginning with the period ended December 31, 2014. This correction of the Company’s accounting policies will impact the timing of revenue recognition in the future. However, this change had no impact on 2014 revenues given the proximity of the acquisition date for Athas to the Company’s 2014 fiscal year end. Revenues and accounts receivable for and as of the three months ended March 31, 2015 and the six months ended June 30, 2015 increased by $735 thousand.

  Reclassification of Contingently Redeemable Noncontrolling Interests to Temporary Equity – The Company determined that it did not properly apply SEC Accounting Series Release No. 268, Presentation of Financial Statements of Redeemable Preferred Stock (“ASR 268”) in classifying contingently redeemable noncontrolling interests associated with NHC ASC- Dallas, LLC, Northstar Healthcare Dallas Management, LLC and First Nobilis. Agreements with the third party equity owners in these entities give these owners limited rights to require the Company to repurchase their equity interests upon the occurrence of certain events. The contingently redeemable noncontrolling interests associated with these entities should be classified in the Company’s balance sheet as “temporary” or mezzanine equity in accordance with ASR 268.

  The impact of the proper application of ASR 268 is a reclassification of $12.9 million of contingently redeemable noncontrolling interests from “permanent” equity to “temporary” or mezzanine equity at December 31, 2014 and $1.3 million at December 31, 2013; a reclassification of $15.5 million of contingently redeemable noncontrolling interests from “permanent” equity to “temporary” or mezzanine equity at March 31, 2015; and a reclassification of $15.9 million of contingently redeemable noncontrolling interests from “permanent” equity to “temporary” or mezzanine equity at June 30, 2015.

  Other Adjustments – We have also identified and made correction for certain other accounting matters affecting our previous financial statements. These include (i) corrections for stock-based compensation expense for expected term, forfeitures and related assumptions in determining the grant date valuations of option awards, (ii) corrections to the accounting for options issued to non-employees to measure such awards as of the date that performance was completed, and (iii) corrections to the calculations of fully diluted shares outstanding for application of the treasury stock method. The combined impact of these other corrections was an increase in compensation expense of $74 thousand for the year 2013 and an increase of $367 thousand for the year 2014; an increase in compensation expense of $4 thousand for the quarter ended March 31, 2014 and an increase of $621 thousand for the quarter ended March 31, 2015; and a decrease in compensation expense of $9 thousand for the quarter ended June 30, 2014 (decrease of $5 thousand for the six months ended June 30, 2014) and an increase of $470 thousand for the quarter ended June 30, 2015 (increase of $1.1 million for the six months ended June 30, 2015).

Mr. Steve Ozonian, Chairman of the Company’s Audit Committee, issued the following statement: “Our executive management team, together with our Board of Directors, is committed to achieving and maintaining a strong control environment, high ethical standards, and financial reporting integrity. The Audit Committee takes the Company’s internal controls over financial reporting and the integrity of its financial statements very seriously, and we are committed to implementing corrective measures and becoming current in our periodic reporting obligations as soon as possible.”

UPDATE ON DELAY IN FILING OF UNAUDITED INTERIM FINANCIAL STATEMENTS

The Company previously announced that due to its new auditor having not completed their quarterly review procedures, it would not be in a position, by the filing deadline, to file its unaudited interim financial statements for the three and nine months ended September 30, 2015 (the “Financial Statements”) and the related management’s discussion and analysis (“MD&A”) and related CEO and CFO certificates. It remains uncertain as to when the Company will be able to finalize its Financial Statements and related disclosures.

As previously announced, the Company continues to work with its auditor to resolve certain accounting issues that are delaying the finalization and release of the Financial Statements and the MD&A. As noted above, the Company intends to amend the Restatement Reports to correct the errors and file them as soon as possible. The Financial Statements, MD&A and related CEO and CFO certificates are expected to be filed shortly after the amendments to the Restatement Reports are filed.

The Company has made and the Ontario Securities Commission, as principal regulator for the Company, has approved an application under National Policy 12-203 – Cease Trade Orders for Continuous Disclosure Defaults (“NP 12-203”) requesting that a management cease trade order be imposed in respect of this late filing rather than an issuer cease trade order. The issuance of a management cease trade order generally does not affect the ability of persons who have not been directors, officers or insiders of the Company to trade in their securities. The Ontario Securities Commission issued the management cease trade order on Friday, December 4, 2015.

The Company confirms that it will satisfy the provisions of the alternative information guidelines under NP 12-203 by issuing bi-weekly default status reports in the form of news releases for so long as it remains in default of the filing requirements to file its Financial Statements and MD&A within the prescribed period of time. The Company confirms that there have been no failures with respect to the Company fulfilling its stated intention of satisfying the requirements of the alternative information guidelines and further confirms that there is no other material information relating to the status of the default and its affairs that has not been generally disclosed.

About Nobilis Health Corp.

Nobilis utilizes innovative direct-to-patient marketing focused on a specified set of procedures that are performed at our centers by local physicians. Currently, Nobilis owns and manages four surgical hospitals and five ambulatory surgical centers, partners with an additional 28 facilities throughout the country, and markets six independent brands.

Forward Looking Statements

This news release may contain forward-looking statements (within the meaning of applicable securities laws) and financial outlooks relating to the business of Nobilis Health Corp. (the "Company") and the environment in which it operates. Forward-looking statements are identified by words such as "believe", "anticipate", "expect", "intend", "plan", "will", "may" and other similar expressions and may discuss future expectations, contain projections of future results of operations or of financial condition, expected timing of filings, materiality or significance, the quantitative effects of the restated financial statements, and any anticipated conclusions of the Company, the Audit Committee or management, or state other forward-looking information. These statements are based on the Company's expectations, estimates, forecasts and projections and while the Company considers these to be reasonable based on information currently available, they may prove to be incorrect. They are not guarantees of future performance and involve risks and uncertainties that are difficult to control or predict. These risks and uncertainties are discussed in the Company's regulatory filings available on the Company's web site at www.NobilisHealth.com, www.Sedar.com, and www.sec.gov in the risk factors described in the Company's Form 10-K for the fiscal year ended December 31, 2014, filed on April 2, 2015. There can be no assurance that forward-looking statements will prove to be accurate as actual outcomes and results may differ materially from those expressed in these forward-looking statements. Readers, therefore, should not place undue reliance on any such forward-looking statements. Further, a forward-looking statement speaks only as of the date on which such statement is made. Other than as required by law, the Company undertakes no obligation to publicly update any such statement or to reflect new information or the occurrence of future events or circumstances.

Contact Information:
Kenneth Klein
Chief Financial Officer
Tel: (713) 355-8614